UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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ADC Therapeutics SA
(Name of registrant as specified in its charter)
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Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 20, 2025 to facilitate timely delivery. The Sample Company Step 1: Step 2: Step 3: Step 4: Step 5: Go to www.envisionreports.com/ADCT . Click on Cast Your Vote or Request Materials . Follow the instructions on the screen to log in. Make your selections as instructed on each screen for your delivery preferences. Vote your shares. Online Go to www.envisionreports.com/ADCT or scan the QR code — login details are located in the shaded bar below. Electronic voting instructions must be received by Computershare no later than May 29, 2025, at 11:59 p.m. EDT / May 30, 2025 at 5:59 a.m. CEST Proxy cards by mail must be received by Computershare no later than May 27, 2025, at 11:59 p.m. EDT / May 28, 2025 at 5:59 a.m. CEST ADC Therapeutics SA Shareholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the ADC Therapeutics SA Shareholder Meeting to be Held on Tuesday, June 3, 2025 at 4:00 a.m. EDT / 10:00 a.m. CEST at Biopôle, Route de la Corniche 3B, 1066 Epalinges, Switzerland You are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the internet. You are encouraged to access and view the complete proxy materials before voting. This proxy materials, including our Annual Report on Form 10 - K, management report, annual financial statements, consolidated financial statements, auditors’ reports and compensation report for the year ended December 31, 2024, are available for viewing, printing and downloading at: https://ir.adctherapeutics.com/sec - filings/annual - reports - and - proxies/default.aspx Additionally, you can find a copy of the Proxy Statement and our Annual Report on Form 10 - K on the website of the U . S . Securities and Exchange Commission (the “SEC”) at sec . gov . You may also obtain a printed copy of the proxy materials at no cost, upon written or oral request to us at the following address : Investor Relations, ADC Therapeutics SA, c/o ADC Therapeutics America, Inc . , 430 Mountain Avenue, 4 th Floor, Murray Hill, NJ 07974 , (908) 731 - 5556 .

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/ADCT . Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1 - 866 - 641 - 4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials ADC Therapeutics SA” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 20, 2025. ADC Therapeutics SA’s Annual General Meeting of Shareholders will be held on Tuesday, June 3, 2025, at the headquarter of ADC Therapeutics SA, Biopôle, Route de la Corniche 3B, 1066 Epalinges, Switzerland, at 4:00 a.m. EDT / 10:00 a.m. CEST Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. ADC Therapeutics SA Shareholder Meeting Notice The Board of Directors recommends a vote FOR Proposals 1 - 12: Agenda and Proposals of the Board of Directors Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. 1. Approving the Company’s Management Report, Annual Financial Statements and Consolidated Financial Statements for the year ended December 31, 2024, and acknowledging the Auditors’ Reports for the year ended December 31, 2024 The Board of Directors proposes that the Management Report, the Annual Financial Statements and the Consolidated Financial Statements for the year ended December 31, 2024, be approved and the Auditors’ Reports for the year ended December 31, 2024, be acknowledged. The Board of Directors recommends that you vote “FOR” this proposal. 2. Approving, on an advisory basis under Swiss law, the Company’s Compensation Report for the year ended December 31, 2024 The Board of Directors proposes that the Company’s Compensation report for the year ended December 31, 2024, be approved in a non - binding advisory vote. The Board of Directors recommends that you vote “FOR” this proposal. 3. Discharging the members of the Board of Directors and the Executive Committee from Liability for the year ended December 31, 2024 The Board of Directors proposes that the members of the Board of Directors and the Executive Committee be discharged from liability for the year ended December 31, 2024. The Board of Directors recommends that you vote “FOR” this proposal. 4. Approving the appropriation of the financial results for the year ended December 31, 2024, by carrying forward the loss resulting from such year The board of directors proposes that the net loss for the year ended December 31, 2024, be carried forward as follows: Loss carried forward from the year ended December 31, 2023 CHF 1,113,390,115 Loss for the year ended December 31, 2024 CHF 93,463,700 L o s s t o b e carrie d f or w a r d CH F 1, 2 06, 8 5 3 ,815 The Board of Directors recommends that you vote “FOR” this proposal. 5. Electing and reelecting nominees to the Board of Directors Proposal #5a: The Board of Directors proposes that Ron Squarer be reelected as the chair of the Board of Directors and a director for a one - year term, beginning as of the Annual Meeting and ending at the closing of the 2026 annual general meeting of Shareholders. Proposal #5b: The Board of Directors proposes that Robert Azelby be reelected as a director for a one - year term, beginning as of the Annual Meeting and ending at the closing of the 2026 annual general meeting of Shareholders. Proposal #5c: The Board of Directors proposes that Jean - Pierre Bizzari be reelected as a director for a one - year term, beginning as of the Annual Meeting and ending at the closing of the 2026 annual general meeting of Shareholders. Proposal #5d: The Board of Directors proposes that Peter Hug be reelected as a director for a one - year term, beginning as of the Annual Meeting and ending at the closing of the 2026 annual general meeting of Shareholders. Proposal #5e: The Board of Directors proposes that Ameet Mallik be reelected as a director for a one - year term, beginning as of the Annual Meeting and ending at the closing of the 2026 annual general meeting of Shareholders. Proposal #5f: The Board of Directors proposes that Viviane Monges be reelected as a director for a one - year term, beginning as of the Annual Meeting and ending at the closing of the 2026 annual general meeting of Shareholders. Proposal #5g: The Board of Directors proposes that Tyrell Rivers be reelected as a director for a one - year term, beginning as of the Annual Meeting and ending at the closing of the 2026 annual general meeting of Shareholders. Proposal #5h: The Board of Directors proposes that Victor Sandor be reelected as a director for a one - year term, beginning as of the Annual Meeting and ending at the closing of the 2026 annual general meeting of Shareholders. Proposal #5i: The Board of Directors proposes that Timothy Coughlin be elected as a director for a one - year term, beginning as of the Annual Meeting and ending at the closing of the 2026 annual general meeting of Shareholders. The Board of Directors recommends that you vote “FOR” all director nominees. 6. Reelecting nominees to the Compensation Committee of the Board of Directors Proposal #6a: The Board of Directors proposes that Robert Azelby be reelected as a member of the Compensation Committee for a one - year term, beginning as of the Annual Meeting and ending at the closing of the 2026 annual general meeting of Shareholders. Proposal #6b: The Board of Directors proposes that Peter Hug be reelected as a member of the Compensation Committee for a one - year term, beginning as of the Annual Meeting and ending at the closing of the 2026 annual general meeting of Shareholders. Proposal #6c: The Board of Directors proposes that Victor Sandor be reelected as a member of the Compensation Committee for a one - year term, beginning as of the Annual Meeting and ending at the closing of the 2026 annual general meeting of Shareholders. The Board of Directors recommends that you vote “FOR” all nominees. 7. Reelecting PHC Notaires, in Lausanne, Switzerland, as the Independent Proxy The Board of Directors proposes that PHC Notaires, in Lausanne, Switzerland, be reelected as the Independent Proxy for a one - year term, beginning as of the Annual Meeting and ending at the closing of the 2026 annual general meeting of Shareholders. The Board of Directors recommends that you vote “FOR” this proposal. 8. Reelecting PricewaterhouseCoopers SA as the auditors The Board of Directors proposes that PricewaterhouseCoopers SA be reelected as the statutory auditor and independent registered public accounting firm for the year ending December 31, 2025. The Board of Directors recommends that you vote “FOR” this proposal. 9. Approving, on a binding basis under Swiss law, the compensation of the Board of Directors and the Executive Committee Proposal #9a: The Board of Directors proposes that the maximum aggregate amount of compensation for the members of the Board of Directors for the period between the Annual Meeting and the 2026 annual general meeting of Shareholders be set at $2,300,000. Proposal #9b: The Board of Directors proposes that the maximum aggregate amount of fixed compensation for the members of the Executive Committee for the year ending December 31, 2026, be set at $2,600,000. Proposal #9c: The Board of Directors proposes that the maximum aggregate amount of variable compensation for the members of the Executive Committee for the year ending December 31, 2025, be set at $3,500,000. The Board of Directors recommends that you vote “FOR” all proposals. 10. Approving, on an advisory basis under U.S. law, the compensation paid to our Named Executive Officers The Board of Directors is proposing that the following proposal: “RESOLVED, that the Company’s Shareholders approve, on an advisory basis under U.S. law, the compensation of the Company’s Named Executive Officers, as disclosed in “Executive Compensation” and the related compensation tables and narrative disclosure in this proxy statement”, be approved. The Board of Directors recommends that you vote “FOR” this proposal. 11. Approving an amendment to increase the number of shares authorized under the 2019 Equity Incentive Plan The Board of Directors is proposing that an amendment to increase the number of shares authorized under 2019 Equity Incentive Plan be approved. The Board of Directors recommends that you vote “FOR” this proposal. 12. Approving amendments to article 4b of the articles of association to increase the Company’s conditional share capital for employee participation The Board of Directors is proposing that the amendments to article 4b paragraph 1 of the articles of association to increase the Company’s conditional share capital for employee participation from 9,547,482 common shares (CHF 763,798.56) to 12,776,259 common shares (CHF 1,022,100.72) be approved, as follows (amendment underlined for ease of reference): “The share capital may be increased in an amount not to exceed CHF 1,022,100.72 through the issuance of up to 12,776,259 fully paid in registered shares with a par value of CHF 0.08 per share through the direct or indirect issuance of shares, or through the exercise or mandatory exercise of rights to acquire shares or through obligations to acquire shares, which were granted to or imposed on members of the Board of Directors, members of the executive management, employees, contractors or consultants of the Company or its group companies, or other persons providing services to the Company or its group companies.” The Board of Directors recommends that you vote “FOR” this proposal.

Smartphone users Point your camera here and vote without entering a control number Your Vote Counts! For complete information and to vote, visit www.ProxyVote.com Control # V73777 - P31106 ADC THERAPEUTICS SA 2025 Annual General Meeting Vote by May 29, 2025 at 11:59 p.m. EDT You invested in ADC THERAPEUTICS SA and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 3, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 20, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1 - 800 - 579 - 1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* June 3, 2025 4:00 AM EDT / 10:00 AM CEST ADC Therapeutics SA Biopôle, Route de la Corniche 3B 1066 Epalinges, Switzerland *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to req ues t a ballot to vote these shares.

Vote at www.ProxyVote.com V73778 - P31106 Voting Items Board Recommends ADC THERAPEUTICS SA 2025 Annual General Meeting Vote by May 29, 2025 at 11:59 p.m. EDT THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. For Approving the Company’s Management Report, Annual Financial Statements and Consolidated Financial Statements for the year ended December 31, 2024 and ac knowledging the Auditors’ Reports for the year ended December 31, 2024 The Board of Directors proposes that the Management Report, the Annual Financial Statements and the Consolidated Financial Statements for the year ended Dece mbe r 31, 2024, be approved and the Auditors’ Reports for the year ended December 31, 2024, be acknowledged. 1 For Approving, on an advisory basis under Swiss law, the Company’s Compensation Report for the year ended December 31, 2024 The Board of Directors proposes that the Company’s Compensation report for the year ended December 31, 2024, be approved in a non - binding advisory vote. 2 For Discharging the members of the Board of Directors and the Executive Committee from Liability for the year ended December 31, 2024 The Board of Directors proposes that the members of the Board of Directors and the Executive Committee be discharged from liability for the year ended December 31, 2024. 3 For Approving the appropriation of the financial results for the year ended December 31, 2024 by carrying forward the loss result ing from such year The board of directors proposes that the net loss for the year ended December 31, 2024, be carried forward as follows: 4 1,113,390,115 CHF Loss carried forward from the year ended December 31, 2023 93,463,700 CHF Loss for the year ended December 31, 2024 1,206,853,815 CHF Loss to be carried forward For Electing and reelecting nominees to the Board of Directors 5 The Board of Directors proposes that Ron Squarer be reelected as the chair of the Board of Directors and a director for a one - year term, beginning as of the Annual Meeting and ending at the closing of the 2026 annual general meeting of Shareholders. 5a For The Board of Directors proposes that Robert Azelby be reelected as a director for a one - year term, beginning as of the Annual Meeting and ending at the closing of the 2026 annual general meeting of Shareholders. 5b For The Board of Directors proposes that Jean - Pierre Bizzari be reelected as a director for a one - year term, beginning as of the Annual Meeting and ending at the closing of the 2026 annual general meeting of Shareholders. 5c For The Board of Directors proposes that Peter Hug be reelected as a director for a one - year term, beginning as of the Annual Meeting and ending at the closing of the 2026 annual general meeting of Shareholders. 5d For The Board of Directors proposes that Ameet Mallik be reelected as a director for a one - year term, beginning as of the Annual Meeting and ending at the closing of the 2026 annual general meeting of Shareholders. 5e For The Board of Directors proposes that Viviane Monges be reelected as a director for a one - year term, beginning as of the Annual Meeting and ending at the closing of the 2026 annual general meeting of Shareholders. 5f For The Board of Directors proposes that Tyrell Rivers be reelected as a director for a one - year term, beginning as of the Annual Meeting and ending at the closing of the 2026 annual general meeting of Shareholders. 5g For The Board of Directors proposes that Victor Sandor be reelected as a director for a one - year term, beginning as of the Annual Meeting and ending at the closing of the 2026 annual general meeting of Shareholders. 5h For The Board of Directors proposes that Timothy Coughlin be elected as a director for a one - year term, beginning as of the Annual Meeting and ending at the closing of the 2026 annual general meeting of Shareholders. 5i For Reelecting nominees to the Compensation Committee of the Board of Directors 6 The Board of Directors proposes that Robert Azelby be reelected as a member of the Compensation Committee for a one - year term, beginning as of the Annual Meeting and ending at the closing of t he 2026 annual general meeting of Shareholders. 6a For The Board of Directors proposes that Peter Hug be reelected as a member of the Compensation Committee for a one - year term, beginning as of the Annual Meeting and ending at the closing of t he 2026 annual general meeting of Shareholders. 6b For The Board of Directors proposes that Victor Sandor be reelected as a member of the Compensation Committee for a one - year term, beginning as of the Annual Meeting and ending at the closing of the 2026 annual general meeting of Shareholders. 6c For Reelecting PHC Notaires, in Lausanne, Switzerland, as the Independent Proxy The Board of Directors proposes that PHC Notaires, in Lausanne, Switzerland, be reelected as the Independent Proxy for a one - year term, beginning as of the Annual Meeting and ending at the closing of the 2026 annual general meeting of Shareholders. 7 For Reelecting PricewaterhouseCoopers SA as the auditors The Board of Directors proposes that PricewaterhouseCoopers SA be reelected as the statutory auditor and independent registered public accounting firm for the year ending December 31, 2025. 8 For Approving, on a binding basis under Swiss law, the compensation of the Board of Directors and the Executive Committee 9 The Board of Directors proposes that the maximum aggregate amount of compensation for the members of the Board of Directors for the period between the Annual Meeting and the 2026 annual general meeting of Shareholders be set at $2,300,000. 9a For The Board of Directors proposes that the maximum aggregate amount of fixed compensation for the members of the Executive Committee for the year ending December 31, 2026, be set at $2,600,000. 9b For The Board of Directors proposes that the maximum aggregate amount of variable compensation for the members of the Executive Committee for the year ending December 31, 2025, be set at $3,500,000. 9c For Approving, on an advisory basis under U.S. law, the compensation paid to our Named Executive Officers The Board of Directors is proposing that the following proposal be approved: “RESOLVED, that the Company’s Shareholders approve, on an advisory basis under U.S. law, the compensation of the Company’s Named Executive Officers, as disclosed in “Executive Compensation” and the related compensation tables and narrative disclosure in this proxy statement”. 10 For Approving an amendment to increase the number of shares authorized under the 2019 Equity Incentive Plan The Board of Directors is proposing that an amendment to increase the number of shares authorized under 2019 Equity Incentive Plan be approved. 11 For Approving amendments to article 4b of the articles of association to increase the Company’s conditional share capital for employee participation 12 The Board of Directors is proposing that the amendments to article 4 b paragraph 1 of the articles of association to increase the Company’s conditional share capital for employee participation from 9 , 547 , 482 common shares (CHF 763 , 798 . 56 ) to 12 , 776 , 259 common shares (CHF 1 , 022 , 100 . 72 ) be approved, as follows (amendment underlined for ease of reference) : “The share capital may be increased in an amount not to exceed CHF 1 , 022 , 100 . 72 through the issuance of up to 12 , 776 , 259 fully paid in registered shares with a par value of CHF 0 . 08 per share through the direct or indirect issuance of shares, or through the exercise or mandatory exercise of rights to acquire shares or through obligations to acquire shares, which were granted to or imposed on members of the Board of Directors, members of the executive management, employees, contractors or consultants of the Company or its group companies, or other persons providing services to the Company or its group companies . ” 12a NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Vote online by May 29, 2025 at 11:59 p.m. EDT